Exhibit 10.11

TRADEMARK LICENSE AGREEMENT

THIS TRADEMARK LICENSE AGREEMENT (this “Agreement”) is entered into, as of [  ], 2014 (the “Effective Date”), by and between Moelis & Company Group LP, a Delaware limited partnership, having an address at 399 Park Avenue, 5th Floor, New York, NY 10022 (“Licensor”) and Moelis Asset Management LP, a Delaware limited partnership, having an address at 399 Park Avenue, New York, NY 10022 (“Licensee”).  Licensor and Licensee may be referred to herein individually as a “Party,” and collectively as the “Parties,” to this Agreement.

WITNESSETH:

WHEREAS, Licensor and Licensee were founded by affiliates of Ken Moelis (“Principal”) and have conducted their businesses using the corporate name, trade name, trademark and service mark “MOELIS”;

WHEREAS, pursuant to the Master Separation Agreement between the Parties dated [         ], 2014, Licensee will operate independently from Licensor and, as of the effective date of such Separation Agreement, Principal shall continue to have an ownership interest in and be involved in the conduct of the respective businesses of Licensor and Licensee;

WHEREAS, Licensor owns all right, title and interest in the Licensed Mark; and

WHEREAS, Licensee desires to obtain from Licensor, and Licensor desires to grant to Licensee, a license under the terms and conditions set forth herein to use the Licensed Mark in conducting the Business.

NOW, THEREFORE, in consideration of the foregoing and of the mutual representations, warranties and covenants contained herein, the Parties hereby agree as follows:

ARTICLE I
DEFINITIONS

1.01                        Defined Terms.  As used in this Agreement, capitalized terms shall have the meaning ascribed to them herein, including the following:

“Affiliate” means, when used with respect to any Person, any other Person that Controls, is Controlled by or is under common Control with such Person, whether through ownership of voting securities or otherwise.  Notwithstanding the foregoing, for the purposes of this Agreement no Party shall be considered an Affiliate of another Party.  It is acknowledged that after the date of this Agreement, Persons who are not presently Affiliates of a Party may become Affiliates of such Party, and Persons who are presently Affiliates of a Party may cease to be Affiliates of such Party.

“Business” means the business of asset management, investment advice, namely, investment management and investment of funds for others, including, without limitation, private and public equity and debt investment services, as conducted by Licensee and its Affiliates from time to time.

“Control” means (i) ownership, directly or indirectly, of more than fifty percent (50%) of the shares or other equity interests in issued or registered capital of such Person, (ii) control, directly or indirectly, of more than fifty percent (50%) of the voting power of such Person or (iii) the power, directly or indirectly, to appoint a majority of the members of the board of directors or similar governing body of such Person, or the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person by contract or otherwise, and the terms “Controlled” and “Controlling” shall have correlative meanings.

“Effective Date” has the meaning set forth in the Preamble to this Agreement.

“Governmental Authority” means any government of the United States or any other jurisdiction as appropriate in the context, including the individual provinces, directly administered municipalities, autonomous regions, states or other subdivisions thereof, or any entity, body or authority exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, any stock or commodities exchange, industry self-regulatory organization or any other quasi-governmental entity.

“Laws” means all statutes, laws, codes, ordinances, regulations, rules, orders, judgments, writs, injunctions, acts or decrees of any governmental entity.

“Licensed Mark” means the mark “MOELIS.”

 “Losses” means all damages, losses, liabilities, penalties, interest, judgments, assessments, costs and expenses, including reasonable attorney’s fees and disbursements.

“Permitted Sublicensee” means, with respect to Licensee, as of any date of determination, any other Person as to which Licensee Controls or owns, directly or indirectly, more than 20% of the economic interests of (i) such Person or (ii) its general partner or management company.

“Person” means any natural person, legal person, enterprise, corporation, partnership, limited liability company, company limited by shares, trust or joint venture, and shall include any successor (by merger or otherwise by operation of law) of such entity.

“Term” shall have the meaning set forth in Section 10.1.

“Termination Date” means the date upon which the Term ends in accordance with Article X.

1.02                        Other Definitional Provisions.  As used in this Agreement, neutral pronouns and any variations thereof shall be deemed to include the feminine and masculine and all terms used in the singular shall be deemed to include the plural, and vice versa, as the context may require.  The words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole, including the Schedule hereto, as the same may from time to time be amended or supplemented and not to any particular subdivision contained in this Agreement.  The word “including” when used herein is not intended to be exclusive, or to limit the generality of the preceding words, and means “including, without limitation”.  References herein to an Article, Section, subsection, clause or Schedule shall refer to the appropriate Article, Section, subsection, clause or Schedule of this Agreement, unless expressly stated otherwise.

ARTICLE II
GRANT OF LICENSE

2.01                        Grant of Trademark License.  Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee: a perpetual, irrevocable (except as provided in Article X), non-transferable (except as expressly permitted under Section 11.08), sublicensable (solely in accordance with Section 2.03), royalty-free, fully paid, worldwide, and non-exclusive right and license to use the Licensed Mark solely in the conduct of the Business during the Term (the “License”).  Licensees’ use of the Licensed Mark shall be limited to (i) a corporate and trade name, (ii) a trademark and service mark, and (iii) uses reasonably and customarily related to the foregoing (i) and (ii) (e.g., Internet domain name use).  Subject to the terms and conditions of this Agreement, Licensee may make good-faith uses of other words or terms in conjunction or association with the Licensed Mark (the “Forms of the Licensed Mark”), provided that (i) such Forms of the Licensed Mark do not communicate that Licensee is providing investment banking or investment banking advisory services under the Licensed Mark and (ii) Licensee shall not use “MOELIS & COMPANY,” “MOELIS AND COMPANY,” “MOELIS & CO.,” “MOELIS AND CO.,” or “MC” as a name or mark.

2.02                        Rights Reserved.  Licensor hereby reserves the right to use and grant others the right to use the Licensed Mark alone or in association with any other name, trademark, service mark or other term, matter or material for any purpose whatsoever in any jurisdiction.

2.03                        Sublicensing.

(a)                       The License includes the right of Licensee to grant sublicenses of the Licensed Mark solely to Permitted Sublicensees.  Licensee shall ensure that its Permitted Sublicensees comply with all provisions of this Agreement applicable to Licensee.

(b)                       At Licensor’s request, Licensee shall promptly provide Licensor with a list of names and addresses of its Permitted Sublicensees.

2.04                        Death or Incapacity of the Principal.  If Licensee or a Permitted Sublicensee is, at the time of the death or incapacity of the Principal, using the Licensed Mark as a principal brand for one or more of its businesses, Licensee and its Permitted Sublicensees shall not materially change the Forms of the Licensed Mark or materially expand the types of financial services and products offered under the Licensed Mark from those in use or offered, respectively, at the time of the Principal’s death or incapacity, without  Licensor’s prior written approval.

ARTICLE III
OWNERSHIP OF THE LICENSED MARK

3.01                        Acknowledgments and Covenants of Licensee.

(a)                       Licensee acknowledges that (i) all right, title and interest in and to the Licensed Mark belong exclusively to Licensor, and (ii) the rights of Licensor in the Licensed Mark are valid and enforceable.  Licensee covenants and agrees not to challenge Licensor’s or Licensor’s Affiliates’ ownership of the Licensed Mark in any jurisdiction.

(b)                       Licensee agrees that its use of the Licensed Mark under this Agreement shall inure to the benefit of Licensor, and this Agreement does not confer on Licensee any goodwill or ownership interest in the Licensed Mark.  Nothing herein shall be deemed, intended, or implied to constitute a sale or assignment of the Licensed Mark to Licensee.  Licensee shall not acquire any ownership rights in the Licensed Mark or any other right adverse to Licensor’s interests by virtue of this Agreement or by virtue of Licensee’s use of the Licensed Mark, regardless of how long this Agreement remains in effect.

(c)                        Licensee shall include, where reasonably practicable to do so, the following written notice in connection with its use of the Licensed Mark (or such other written ownership notice as requested by Licensor from time to time):  “[Licensed Mark] is a service mark of [Licensor] and used under license by [Licensee].”

3.02                        Use of the Licensed Mark.

(a)                       Licensee shall not:  (i) use the Licensed Mark in any way that impairs their validity as a proprietary trademark or service mark; (ii) take any action that would jeopardize or impair Licensor’s ownership of the Licensed Mark, or their enforceability; (iii) register or apply for the registration of the Licensed Mark as a trademark or service mark; (iv) use the Licensed Mark as a corporate name, trade name, trademark or service mark other than as expressly permitted under this Agreement; or (v) use the Licensed Mark in any jurisdiction after such time that Licensee knows or has reason to know that such use infringes or otherwise violates the trademark rights or other proprietary rights of another Person.

(b)                       Licensee shall promptly notify Licensor of any non-routine inquiry, investigation, inspection or any other action by any Governmental Entity or other Person with respect to production, promotion, sale or distribution of any product or service of Licensee bearing the Licensed Mark or provided in connection with the Licensed Mark, if such event occurs at any time when the Principal does not Control Licensee.

3.03                        No Other Rights or License.  Except for the License expressly granted to the Licensed Mark, nothing in this Agreement shall be construed as a grant to Licensee of any right or license, express or implied, in or to any other intellectual property rights owned, licensed or controlled by Licensor.

ARTICLE IV
MAINTENANCE OF QUALITY CONTROL

4.01                        Promotion and Goodwill.  Licensee shall not take any action that tarnishes, disparages or diminishes the value of the Licensed Mark.  Licensee acknowledges that upon any termination of this Agreement, no monetary value shall be attributable to any goodwill associated with the use of the Licensed Mark by Licensee.

4.02                        Quality of Licensee’s Services.  Licensee hereby covenants that in the course of conducting the Business, the quality of services provided by Licensee under the Licensed Mark will be at least equal to the quality of similar services provided by Licensee and its Affiliates as of the Effective Date.  Licensor shall have the right to reasonably review the manner in which Licensee uses the Licensed Mark in the Business, including the right to periodically request samples of materials bearing the Licensed Mark.

ARTICLE V
COMPLIANCE WITH LAW; LICENSES, PERMITS, REGULATIONS, REGISTRATIONS, ETC.

5.01                        Compliance with Law.  Licensee shall comply with all applicable Laws in connection with its operation of the Business, use of the Licensed Mark and the performance of its other obligations under this Agreement.

5.02                        Government Licenses, Permits, and Approvals.  Licensee shall be responsible for obtaining and maintaining all licenses, permits, and regulatory approvals which are required by any Governmental Authority with respect to this Agreement and the Business of Licensee, and to comply with any requirements of such Governmental Authorities.  Licensee shall furnish Licensor and/or its Affiliates written evidence from such Governmental Authorities of any such licenses, permits, clearances, authorizations, or regulatory approvals at Licensor’s request.

5.03                        Recordings. In the event Licensor deems recordation necessary, Licensee shall cooperate with Licensor in connection with the recording of this Agreement with the appropriate Governmental Authorities and in the renewal of such recordation.  The Parties shall provide assistance and information to each other as reasonably necessary to accomplish such recordation, including by submitting a revised version of this Agreement in a form necessary, but without change of substance (except where such change is necessary for purposes of recordation) hereof, for recordation.  Upon termination of this Agreement, and in addition to the requirements of Section 10.06, the Parties shall cooperate to effect a cancellation or termination of any recordation of this Agreement with the appropriate Governmental Authorities and the Parties will grant, and hereby do grant, to each other an irrevocable power of attorney coupled with an interest to effect such cancellation within thirty (30) days after the termination of this Agreement.

ARTICLE VI
INTELLECTUAL PROPERTY PROTECTION

6.01                        Protection of the Licensed Mark.

(a)                                 Licensee shall promptly notify Licensor after it becomes aware of any material infringement or other violation of the Licensed Mark in any jurisdiction where Licensee conducts the Business under the Licensed Mark or any claim that Licensee’s use of the Licensed Mark infringes or otherwise violates the rights of any other Person.

(b)                       Licensee agrees, at its own expense and as Licensor may reasonably request, to (i) cooperate fully with Licensor or its Affiliates in the prosecution and elimination of any unauthorized use or infringement of the Licensed Mark, including joining in a suit or proceeding against a Person making such unauthorized or infringing use; and (ii) execute any further agreements or documents as may reasonably be requested by Licensor.

(c)                        Either Party may take initial action at its own expense against actual or suspected infringers of the Licensed Mark within the Licensee’s Business; provided, that the non-initiating Party may participate in any such action undertaken by the initiating Party at the non-initiating Party’s own expense.  At Licensee’s request, Licensor will join such action as a party for the purposes of maintaining standing.

ARTICLE VII
DISCLAIMER

7.01                        DISCLAIMER OF REPRESENTATIONS AND WARRANTIES.  LICENSOR HEREBY SPECIFICALLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED (INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY, REGISTRABILITY, OR NON-INFRINGEMENT AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE), REGARDING THE LICENSED MARK.  WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, LICENSEE ACKNOWLEDGES THAT THE LICENSE GRANTED IN THIS AGREEMENT AND THE LICENSED MARK ARE PROVIDED “AS IS.”

ARTICLE VIII
DEFENSE AND INDEMNIFICATION

8.01                        Indemnification by Licensee.  Licensee, at its expense, hereby agrees to indemnify and hold harmless Licensor and its Affiliates, and their respective directors, officers, employees and agents with respect to any Losses incurred, arising from or based in any respect on a claim by any third party arising, directly or indirectly, from any use by Licensee or its Permitted Sublicensees of the Licensed Mark.  Licensee shall have the sole right to control the defense in any such action with counsel of its choice and to enter into a stipulation of discontinuance and settlement thereof, in its sole discretion, provided, however, that notwithstanding the foregoing, Licensor shall, at its option and expense, have the sole right to control any such action as and to the extent concerning the validity or enforceability of the Licensed Mark.

8.02                        Indemnification by Licensor.  Licensor, at its expense, hereby agrees to indemnify and hold harmless Licensee and its Affiliates, and their respective directors, officers, employees and agents with respect to any Losses incurred, arising from or based in any respect on a claim by any third party arising, directly or indirectly, from (i) use of the Licensed Mark by Licensor or any of its licensees, or (ii) material breach of this Agreement by Licensor.  Licensor shall have the sole right to control the defense in any such action with counsel of its choice and to enter into a stipulation of discontinuance and settlement thereof, in its sole discretion.

8.03                        Disclaimer of Consequential Damages.  EXCEPT AS PROVIDED IN SECTION 8.01 AND SECTION 8.02, IN NO EVENT SHALL LICENSOR OR ITS

AFFILIATES OR THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS HAVE ANY LIABILITY TO LICENSEE OR ANY OTHER PERSON FOR LOST PROFITS OR FOR SPECIAL, INCIDENTAL, INDIRECT, PUNITIVE, CONSEQUENTIAL OR EXEMPLARY DAMAGES (INCLUDING PUNITIVE DAMAGES) ARISING OUT OF OR IN ANY MANNER CONNECTED WITH THIS AGREEMENT, THE PERFORMANCE OR BREACH HEREOF, OR THE SUBJECT MATTER HEREOF WHETHER OR NOT LICENSOR HAS BEEN ADVISED OF, OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF, SUCH DAMAGES.

ARTICLE IX
REMEDIES FOR BREACH

9.01                        Specific Performance and Injunctive Relief.  The Parties acknowledge and agree that in the event of a material breach of this Agreement, monetary damages may be insufficient and the non-breaching Party shall be entitled to seek any and all relief, including specific performance of the obligations hereunder and injunctive relief.  Licensee acknowledges and agrees that (i) the Licensed Mark constitute valuable property of Licensor and have acquired valuable reputation and goodwill; (ii) violation by Licensee of any provisions of this Agreement may cause Licensor irreparable injury not compensable by money damages for which Licensor may not have an adequate remedy at law; and (iii) if Licensor institutes an action or proceeding to enforce the provisions of this Agreement and seeks injunctive or other equitable relief as may be necessary to enjoin, prevent or curtail any breach thereof, threatened or actual, then Licensor shall be entitled to seek such relief without the posting of any bond or other security.  The foregoing shall be in addition and without prejudice to or limitation on any other rights Licensor may have under this Agreement, at law or in equity.

9.02                        Dispute Resolution.  Any dispute, controversy or claim arising out of or in connection with this Agreement, or the interpretation, breach, termination or validity thereof (“Dispute”) shall be finally resolved by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) then in effect (the “Rules”), except as modified herein and such arbitration shall be administered by the AAA.  The place of arbitration shall be New York, New York.  There shall be one arbitrator who shall be agreed upon by the parties within twenty (20) days of receipt by respondent of a copy of the demand for arbitration.  If any arbitrator is not appointed within the time limit provided herein, such arbitrator shall be appointed by the AAA in accordance with the listing, striking and ranking procedure in the Rules, with each party being given a limited number of strikes, except for cause.  Any arbitrator appointed by the AAA shall be a retired judge or a practicing attorney with no less than fifteen years of experience with trademark or related intellectual property matters and an experienced arbitrator.  In rendering an award, the arbitrator shall be required to follow the laws of the state of New York.  The award shall be in writing and shall briefly state the findings of fact and conclusions of law on which it is based.  The arbitrator shall not be permitted to award punitive, multiple or other non-compensatory damages.  The award shall be final and binding upon the parties and shall be the sole and exclusive remedy between the parties regarding any claims, counterclaims, issues or accounting presented to the arbitrator.  Judgment upon the award may be entered in any court having jurisdiction over any party or any of its assets.  Any costs or fees (including attorneys’ fees and expenses) incident to enforcing the award shall be charged against the party resisting such enforcement.  All Disputes shall be resolved in a confidential manner.  The arbitrator shall agree to hold any information received during the arbitration in the strictest of confidence and shall not disclose to any non-party the existence, contents or results of the arbitration or any other information about such arbitration.  The parties to the arbitration shall not disclose any information about the evidence adduced or the documents produced by the other party in the arbitration proceedings or about the existence, contents or results of the proceeding except as may be required by law, regulatory or governmental authority or as may be necessary in an action in aid of arbitration or for enforcement of an arbitral award.  Before making any disclosure permitted by the preceding sentence (other than private disclosure to financial regulatory authorities), the party intending to make such disclosure shall use reasonable efforts to give the other party reasonable written notice of the intended disclosure and afford the other party a reasonable opportunity to protect its interests.  Notwithstanding the foregoing, Licensor shall have the right to seek preliminary injunctive relief in aid of arbitration in appropriate courts of competent jurisdiction located in New York County, New York, in accordance with Section 9.01 and Licensee submits to the jurisdiction of and waives any objection to venue in any such court.

ARTICLE X
TERM AND TERMINATION

10.01                 Term.  This Agreement shall become effective on the Effective Date and shall be perpetual and remain in effect, unless terminated earlier pursuant to Section 10.02 through Section 10.04 (the “Term”).

10.02                 Licensor’s Right to Immediately Terminate Agreement.  Licensor may terminate this Agreement immediately in case of occurrence of any of the following events:

(a)                       (i) Licensee becomes insolvent, (ii) the filing of a petition by, or of an involuntary petition against, Licensee occurs under the provisions of any bankruptcy, insolvency or similar act which is not fully stayed or dismissed or vacated within ninety (90) days after filing, or (iii) Licensee makes an assignment for the benefit of its creditors;

(b)                       all or a material part of Licensee’s assets are condemned, expropriated, or otherwise taken over by a Governmental Authority or are repossessed, foreclosed upon or otherwise seized by any Licensee creditor; or

(c)                        the death or incapacity of the Principal if Licensee or a Permitted Sublicensee is not, at the time of such death or incapacity, using the Licensed Mark as a principal brand for one or more of its businesses.

10.03                 Licensee’s Right to Terminate.  Licensee may terminate this Agreement for any reason upon providing ninety (90) days’ written notice to Licensor.

10.04                 Material Breach.  If any Party fails to discharge a material obligation or to correct a material default hereunder, the other Party may give written notice to such Party specifying the material obligation or material default and indicating an intent to terminate this Agreement if the material obligation is not discharged or the material default is not cured.  The Party receiving such notice shall have thirty (30) days from the date of receipt of such notice to discharge such material obligation or cure such material default.  If such material obligation is not discharged or such material default is not cured by the end of such thirty (30) day period, Licensor or Licensee (if it is the non-defaulting Party) may terminate this Agreement immediately by written notice given at any time after the end of such period; provided that the material obligation has not been discharged or the material default is continuing on the date of such termination notice.

10.05                 Termination of License.  Upon the termination of this Agreement for any reason:

(a)                       Subject to Section 10.05(b), Licensee’s License to use the Licensed Mark and all rights in the Licensed Mark granted to Licensee (and its Permitted Sublicensees), immediately and automatically shall terminate;

(b)                       Licensee shall (and shall cause its Permitted Sublicensees to), within nine (9) months from the termination of this Agreement (such period, the “Transitional Period”), discontinue using the Licensed Mark, and during the Transitional Period (the last day of such period being the “Cessation Date”) all of the obligations of Licensee (and its Permitted Sublicensees) hereunder shall remain in force; and

(c)                        Upon expiration of the Transitional Period, Licensee shall (and shall cause its Permitted Sublicensees to) destroy all materials in their possession or control utilizing the Licensed Mark and provide confirmation of same to Licensor; provided, however, that such requirement shall not apply to internal business records of Licensee, its Affiliates or Permitted Sublicensees.

10.06                 Change of Company Name Following Termination.  Upon or prior to the Cessation Date, Licensee shall and shall cause its Affiliates to (i) take all steps necessary, and reasonably cooperate with Licensor and/or its Affiliates, to de-register any of Licensee’s or its Affiliates’ corporate or trade names that incorporate the Licensed Mark and to cancel any recordation of this Agreement with any Governmental Authorities; and (ii) change its corporate and trade name to a name that does not include the Licensed Mark or any confusingly similar name or mark or any variation or derivation thereof.

10.07                 Survival.  Notwithstanding any provisions of this Article stating otherwise, Sections 3.01, 3.02, 5.03, 10.04, 10.05, 10.06 and 10.07, and Articles VII, IX and XI of this Agreement shall survive any termination of this Agreement.

ARTICLE XI
MISCELLANEOUS(1)

11.01                 Notices.  All notices hereunder to each Party shall be in writing and shall be deemed to have been given and received when (i) delivered personally (against receipt) or by courier or (ii) received by certified or registered mail, return receipt requested, postage prepaid, in each case, at the respective addresses for the Parties set forth below or at such other address as the intended recipient may specify in a notice pursuant to this Section:

(1)  Note to Draft: Miscellaneous provisions to be conformed to Master Separation Agreement.

If to Licensor:

399 Park Avenue, [5th] Floor

New York, NY 10022

Attention: [    ]

Fax: [    ]

If to Licensee:

399 Park Avenue, [5th] Floor

New York, NY 10022

Attention: [    ]

Fax: [    ]

or to such other respective addresses as any Party shall designate to the others by notice in writing, provided that notice of a change of address shall be effective only upon receipt.  Any Person who becomes a Party to this Agreement shall provide by notice in writing its address and fax number to each of the other Parties.

11.02                 No Agency.  Subject to the terms of the power-of-attorney provisions of this Agreement: (i) the Parties are acting as independent contractors under this Agreement, and no Party is an employee or agent of the other; (ii) nothing herein is intended to make any Party a general or special agent, legal representative, subsidiary, joint venturer, partner, fiduciary, employee or servant of any other Party for any purpose; (iii) no Party is authorized or empowered to act as an agent for any other Party or to enter into Agreements, transact business, or incur obligations for or on behalf of any other Party, nor to accept legal service of process for or on behalf of any other Party, nor to bind any other Party in any manner whatsoever; and (iv) no Party shall do or omit to do anything that might imply or indicate that it is an agent or representative of another Party, or a branch, division, or Affiliate of any other Party, or that such Party in any manner, either directly or indirectly, owns, Controls, or operates any of the other Party’s business or is in any way responsible for any other Party’s acts or obligations.

11.03                 Entire Agreement; Amendment.  This Agreement contains the entire agreement between the Parties with respect to the transactions contemplated herein, supersedes all prior written agreements, negotiations and term sheets, and all prior and contemporaneous oral understandings, if any, and may not be amended except by an instrument in writing signed by each of the Parties.

11.04                 No Waiver.  No delay or failure on the part of any of the Parties in the exercise of any right granted under this Agreement, or available at law or equity, shall be construed as a waiver of such right, nor shall any single or partial exercise thereof preclude any other Party from the exercise thereof.  All waivers must be in writing and signed by the Party against whom the waiver is to be effective.  Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the Party granting such waiver in any other respect or at any other time.

11.05                 Severability.  In the event that any provision (or portion thereof) of this Agreement is determined by a court or arbitration to be unenforceable as drafted by virtue of the scope, duration, extent, or character of any obligation contained herein, it is the Parties’ intention that such provision (or portion thereof) shall be construed in a manner designed to effectuate the purposes of such provision to the maximum extent enforceable under such applicable law.  The Parties shall enter into whatever amendment to this Agreement as may be necessary to effectuate such purposes.

11.06                 Governing Law.  THE CONSTRUCTION, VALIDITY, AND INTERPRETATION OF THIS AGREEMENT AND THE PERFORMANCE OF THE OBLIGATIONS IMPOSED BY THIS AGREEMENT SHALL BE GOVERNED BY THE SUBSTANTIVE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICT OF LAW PRINCIPLES.

11.07                 Tax Treatment.  Licensor and Licensee acknowledge and agree that the rights transferred from Licensor to Licensee pursuant to this Agreement shall be treated for U.S. federal income tax purposes as a transfer of property from Licensor to Licensee occurring as of the effective date of the Master Separation Agreement.  Neither Licensor nor Licensee shall take, or shall permit an Affiliate of theirs to take, a contrary position on any U.S. federal, state or local tax return.

11.08                 No Assignment.  Licensee may not assign or otherwise transfer its rights or obligations under this Agreement to any Person, provided that Licensee may assign this Agreement in whole in connection with the sale or transfer of all or a significant portion of the Business or associated assets of the Business to which this Agreement relates.  Any assignment in violation of the foregoing sentence shall be void and of no force and effect.  This Agreement shall be binding upon and inure to the benefit of the Parties and their successors, respective heirs and legal representatives.

11.09                 Remedies Cumulative.  All remedies in this Agreement are cumulative, in addition to and not in lieu of any other remedies available to a Party at law or in equity, subject only to the express limitations on liabilities and remedies set forth herein.

11.10                 No Third-Party Beneficiaries.  Except as expressly provided herein, no third party is intended, or shall be deemed, to be a beneficiary of any provision of this Agreement.

11.11                 Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

11.12                 Further Assurances and Cooperation.  Each Party agrees to execute and deliver such other documents and to take all such other actions as the other Party may reasonably request to effect the terms of this Agreement.

11.13                 No Strict Construction; Headings.  The language used in this Agreement shall be deemed to be the language chosen by the Parties hereto to express their mutual intent and no rule of strict construction against either Party shall apply to any term or condition of this

Agreement.  The article and section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

11.14                 Enforceability.  The Parties represent that this Agreement has been duly authorized, executed and delivered by, and constitutes the valid and legally binding obligations of, such representing Party, enforceable against such representing Party in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity, where applicable.

IN WITNESS WHEREOF, this Agreement has been duly executed on the day and year first above written.

MOELIS & COMPANY GROUP LP

By:
Name:
Title:

MOELIS ASSET MANAGEMENT LP

By:
Name:
Title: